SCHEDULE 14A
                                 (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential,for Use of the Commission Only(as permitted by Rule 14a-6(e)2) |X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Solicitation Material Pursuant to Section 240.14a-11(c)or Section 240.14a-12

                    AVALON CORRECTIONAL SERVICES, INC.
--------------------------------------------------------------------------------
                  (Name of registrant as Specified in Charter)
Payment of Filing Fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per exchange Act Rules 14a-6(i) (1) and 0-11.
   1)  Title of each class of securities to which transaction applies.
   -----------------------------------------------------------------------------
   2)  Aggregate number of securities to which transaction applies:
   -----------------------------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
   -----------------------------------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:
   -----------------------------------------------------------------------------
   5)  Total Fee paid:
   -----------------------------------------------------------------------------
|_|Fee paid previously with preliminary materials.
|_|Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   1)  Amount Previously Paid:

       -------------------------------------------------------------------------
   2)  Form, Schedule or Registration Statement No.:

      --------------------------------------------------------------------------
   3)  Filing Party:

      --------------------------------------------------------------------------
   4)  Date Filed:

      --------------------------------------------------------------------------

                   AVALON CORRECTIONAL SERVICES, INC.
                            13401 Railway Drive
                          Oklahoma City, OK 73114
                         Telephone: (405) 752-8802
                              ______________

Dear Shareholders:

     On behalf of your Board of Directors, I am pleased to invite you to attend the 2001 annual meeting of shareholders of Avalon Correctional Services, Inc. The notice of annual meeting, proxy statement and proxy card accompanying this letter describe the business to be conducted at the meeting, including the election of certain directors.

     The Board of Directors has nominated Mr. Robert O. McDonald and Mr. Charles
W. Thomas, Ph.D., to serve three year terms on the Board of Directors. It is important that your shares be represented and voted at the annual meeting. Even if you are planning to attend the meeting in person, please fill in, sign, date and mail the proxy card in the enclosed, postage-paid envelope as soon as possible to ensure your votes are represented. In any case, the proxy is revocable and will not affect your right to vote at the meeting if you do attend. We look forward to seeing you at the meeting.

                              Sincerely,

                              /s/ Donald E. Smith
                              Donald E. Smith
                              Chairman, President and Chief Executive Officer

                    AVALON CORRECTIONAL SERVICES, INC.
                            13401 Railway Drive
                          Oklahoma City, OK 73114
                         Telephone: (405) 752-8802
                              ______________

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TIME:                       10:00 a.m., local time, on Wednesday, May 23, 2001

PLACE: The Sheraton Four Points Hotel located at 6300 East Terminal Drive, Oklahoma City, Oklahoma 73159

ITEMS OF BUSINESS           1. To elect two  directors  to serve for three year
                               terms and until the election and qualification of each director's successor.

                            2. To ratify the appointment of Grant Thornton
                               L.L.P., independent certified public accountants, as auditor to examine the financial statements of the Company for the year ending December 31, 2001.

                            3. To consider and transact such other business as
                               may properly be brought before the Annual Meeting or any adjournment thereof.

RECORD DAte:                You  are  entitled  to  vote  if you are are a
                            shareholder at the close of business on Wednesday, April 11, 2001. A complete list of the shareholders entitled to vote at the Annual Meeting will be available for examination by shareholders, for any purpose germane to the meeting, during ordinary business hours, during a 10-day period receding the date of the meeting, at the executive office Of the Company, 13401 Railway Drive, Oklahoma City,
                            Oklahoma 73114.

FINANCIAL STATEMENTS:       Included with this mailing is the Company's Annual
                            Report, Form 10-KSB for the period ending December
                            31, 2000. The Annual Report includes the Company's audited financial statements and notes for the calendar year 2000, and related Management's
                            Discussion and Analysis of Financial Condition and
                            Results of Operations.

VOTING BY PROXY:            Shareholders are invited to attend the meeting in
                            person. Whether or not you plan on attending the meeting in person, it is important that your shares be represented and voted at the meeting in accordance with your instructions. Therefore, you are urged to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States.

                            BY ORDER OF THE BOARD OR DIRECTORS,


                            /s/ Randall J.  Wood
April 4, 2001               Randall J.  Wood
                            Corporate Secretary

                    AVALON CORRECTIONAL SERVICES, INC.
                             ________________

                              PROXY STATEMENT
                             ________________

                            GENERAL INFORMATION


     This Proxy Statement together with the Annual Report on Form 10-KSB are being furnished to Shareholders by the Board of Directors of Avalon Correctional Services, Inc. (The "Company") for the Annual Meeting of Shareholders to be held at The Sheraton Four Points Hotel located at 6300 East Terminal Drive, Oklahoma City, Oklahoma 73159 on May 23, 2001, at 10:00 a.m. local time. The Company's Shareholders will consider and vote upon the proposals described herein and referred to in the Notice of Annual Meeting accompanying this Proxy Statement.

     The close of business on April 11, 2001, has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On March 31, 2001, there were outstanding and entitled to vote 4,715,900 Shares of Common Stock. Each share is entitled to one vote on each matter to be considered at the Annual Meeting. For a description of the principal holders of such shares, see "Voting Securities and Principal Holders Thereof" below.

     The Company's principal executive office is located at 13401 Railway Drive, Oklahoma City, Oklahoma 73114. The company's website is www.avaloncorrections. com.

     This Proxy Statement and accompanying proxy card shall be furnished to Shareholders on or about April 18, 2001.

                 SOLICITATION OF PROXIES AND VOTING RIGHTS

     The presence, in person or by proxy, of the holders of one-third (1/3) of the votes represented by the outstanding shares of the Company's common stock is necessary to constitute a quorum at the Annual Meeting. Holders of shares are entitled to one vote per share of common stock and are not allowed to cumulate votes in the election of directors.

     Subject to the rights of shareholders to revoke their proxies, the shares represented by each proxy executed in the accompanying form of proxy will be voted at the meeting in accordance with the instructions therein. Proxies on which no voting instructions are indicated will be voted FOR the election of the nominees for director and FOR the appointment of Grant Thornton, L.L.P. as auditors and in the best judgment of proxy holders on any other matter that may properly come before the Annual Meeting. If a broker indicates on a proxy that it does not have discretionary authority to vote shares on a certain matter, those shares will not be considered present and entitled to vote with respect to that matter. If a shareholder indicates on a proxy card that such shareholder abstains from voting with respect to a proposal, the shares will be considered as present and entitled to vote with respect to that matter, and abstention will have the effect of a vote AGAINST the proposal. In accordance with Nevada law, a shareholder entitled to vote for the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors.

     Shareholders have the unconditional right to revoke their proxies at any time prior to the voting of their proxies at the Annual Meeting by giving written notice to the Secretary of the Company or by attending the Annual Meeting and voting in person.

     The expenses of the solicitation of the proxies for the meeting, including the cost of preparing, assembling and mailing the notice, proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Company. The Company does not intend to solicit proxies other than the mailing of proxy materials. All Proposals require the affirmative vote of a majority of shares represented and voting at the Annual Meeting.

                           ELECTION OF DIRECTORS
                              (Proposal One)

     The by-laws of the Company provide that the number of directors who shall constitute the whole board shall be such number as may be fixed from time to time by the Board of Directors and vacancies in the Board may be filled by the Board of Directors until the next annual meeting of the Shareholders. The by-laws further provide that the Board members are divided into three classes of directors with the term of office of one class expiring each year. At present, the Board of Directors consists of five members, Donald E. Smith, Charles W. Thomas, Ph.D., Robert O. McDonald, Mark S. Cooley and James P. Wilson. During 2000 Jerry Sunderland retired from the Company and as a result resigned his position as President and a Director of the Company. Dr. Charles W. Thomas was selected by the Board of Directors to replace Mr. Sunderland on an interim basis. One director class representing two positions on the Board of Directors is to be voted on by the Shareholders.

     In the 1999 annual meeting, Messrs. Smith and Wilson were elected to serve three year terms. In the 2000 annual meeting, Mr. Cooley was elected to serve a three year term. Board members Messrs. Smith, Cooley and Wilson are not being voted on at this year's meeting because their terms extend beyond this year. Mr. McDonald is nominated for re-election to a three year term to fill one of the positions on the Board of Directors. Should Mr. McDonald become unable to serve, proxies may be voted for another person designated by management or the Board. Mr. McDonald has advised that he will serve if elected. Dr. Charles W. Thomas is nominated for election to the seat vacated by Jerry Sunderland and which Dr. Thomas presently holds on an interim basis by appointment. Should Dr. Thomas become unable to serve, proxies may be voted for another person designated by management or the Board. Dr. Thomas has advised that he will serve if elected.

The Board of Directors recommends a vote FOR the re-election of Robert O. McDonald and the election of Charles W. Thomas, Ph.D. as Directors for terms expiring at the 2004 Annual Meeting.

Certain Information Regarding Nominees

     The name of the nominee, his age as of the date of the Annual Meeting, the date he first became a director, his principal occupation during at least the past five years, certain other directorships held and certain other biographical information is as set forth below.

Name of Nominee           Age  Current Position(s) Term nominated    Director
                                                   to Serve          Since

Robert O. McDonald        62   Director            Three years       1995
Charles W. Thomas, Ph.D.  57   Director            Three Years       Dec. 2000

     Robert O. McDonald was appointed as a Director of Avalon in October, 1994 and elected at the 1995 Annual Meeting. Mr. McDonald is Chairman of the Board of Directors of Capital West Securities and its parent holding company, Affinity Holding Corp. Mr. McDonald started his investment career in 1961 with Allen and Company and left in 1967 to form McDonald Bennahum and Co., which later joined with Ladenburg Thalmann and Co. where Mr. McDonald was a Senior Partner. Mr. McDonald joined Planet Oil Mineral Corporation in 1971 and became president in 1973. From 1975 until 1993, Mr. McDonald was affiliated with Stifel Nicolaus & Company and headed its municipal syndicated effort. Mr. McDonald received a Bachelor's Degree in Finance from the University of Oklahoma in 1960. He also served as an Officer in the United States Army and Army Reserve.

     Charles W. Thomas, Ph.D. was appointed as a director-elect of Avalon in December 2000, subject to shareholder approval at the 2001 annual shareholder meeting. Dr. Thomas received his B.S. degree from McMurry University in 1966 and his M.A. and Ph.D. degrees from the University of Kentucky in, respectively, 1969 and 1971. After serving on the faculty of Virginia Commonwealth University, the College of William and Mary, and Bowling Green State University, he became a Professor of Criminology at the University of Florida in 1980. He retired from his academic position in 1999 but continues to publish the results of his on-going research on the economic, legal, and public policy aspects of privatization. From 1997-2000 Dr. Thomas was a member of the board of directors of Prison Realty Trust. Dr. Thomas is now a private consultant who specializes in issues of relevance to the private corrections industry.

                                    Directors

The Company's current directors and director nominees are:

      Name                                Age   Position(s) with the Company

      Donald E. Smith ....................48....Chief Executive Officer,
                                                President, and Director
      Robert O. McDonald .................62....Director
      Mark S.  Cooley ....................43....Director
      James P. Wilson ....................42....Director
      Charles W. Thomas, Ph.D.............57....Director

     The following is a brief description of the business experience during the past five years of each of the above-name persons (information concerning Robert
O. McDonald and Charles W. Thomas is set forth above):

     Donald E. Smith is the founder of the Company's corrections operations and has served as the Chief Executive Officer of Avalon and its subsidiaries since their inception. Mr. Smith has owned, managed and developed a number of private corporations since 1985 to provide private corrections, health care and other related services. Mr. Smith received a Bachelor of Science degree in 1974 from Northwestern State College. Mr. Smith was employed by Arthur Andersen & Co. for seven years prior to founding the Company.

     Mark S. Cooley was appointed as a Director of Avalon in January 1998 and elected to a two year term in the 1998 annual meeting. Mr. Cooley was re-elected in 2000 to an additional three year term. Mr. Cooley is a Principal of Cooley & Company and Pro Trust Equity Partners. Mr. Cooley was with Citicorp and Chemical Bank for twelve years in their Corporate Finance Divisions in New York and Denver. Mr. Cooley received his Bachelors degree in Economics from DePauw University and an MBA in Finance from Indiana University.

     James P. Wilson was appointed as an interim Director of Avalon in September 1998, and elected by the shareholders at the 1999 annual meeting. Mr. Wilson is a managing partner in the investment firm of Rice, Sangalis, Toole & Wilson. Prior to founding Rice, Sangalis, Toole & Wilson, Mr. Wilson was a vice president with First Texas Merchant Banking Group, and was also an audit manager with Arthur Young & Co. Mr. Wilson received a BBA degree from Texas A&M University, and is a Certified Public Accountant.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of March 31, 2001, information concerning the beneficial ownership of the Company's shares by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's shares, (ii) each director of the Company,
(iii) each of the executive officers of the Company and (iv) all directors and executive officers as a group. To the best of the Company's knowledge, each of the persons named in the table has sole voting and investment power with respect to all the shares beneficially owned by such person as set forth opposite such person's name except as otherwise noted.

                            Amount and
                             Nature of
                            Beneficial
                          Ownership of
                                Common    Percent     Total Voting
Name & Address                   Stock    of Class    Percentage
--------------            ------------    --------    ------------
Donald E. Smith (2)      1,942,429 (1)    24.81%      21.57%
13401 Railway Drive
Oklahoma City, OK
73114

RSTW Partners III(3)         1,622,448    20.73%      34.04%
5847 San Felipe
Suite 4350
Houston, TX 77057

Robert O. McDonald (2)          45,903     *          *
3316 Preston Drive
Oklahoma City, OK
73120

Mark S.  Cooley (2)              1,883     *          *
385 Inverness Drive South
Suite 460
Englewood, CO 80112

Randall J.  Wood (2)            12,953     *          *
13401 Railway Drive
Oklahoma City, OK
73114

Tiffany Smith (2)               40,778     *          *
13401 Railway Drive
Oklahoma City, OK
73114

Joilette Mousso                  9,215     *          *
13401 Railway Drive
Oklahoma City, OK
73114

Lloyd Lovely (2)                 2,200     *          *
13401 Railway Drive
Oklahoma City, OK
73114

Eric S. Gray (2)                 6,878     *         *
13401 Railway Drive
Oklahoma City, OK
73114


All executive officers and
directors as a group         3,684,687(1)  45.54%    55.61%
(9 persons)                           (2)


     * Less than 1%.
(1) Includes  61,542 shares owned by Mr. Smith's  children.
(2) Includes 83,015 shares to Mr. Smith, 45,903 shares to Mr. McDonald, 1,883 shares to Mr. Cooley, 12,953 shares to Mr. Wood, 40,778 shares to Ms. Smith, 1,500 shares to Mr. Lovely, 3,878 shares to Mr. Gray and 9,215 shares to Ms. Mousso issuable within 60 days upon exercise of vested options granted pursuant to the Company's Stock Option Plan.
(3) James P. Wilson is a managing partner of RSTW Partners III L.P. Mr. Wilson disclaims any beneficial interest in the shares represented.
Note: Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if he has or shares the powers to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated by footnote, the named individuals have sole voting and investment power with respect to the shares held by them.



                            EXECUTIVE OFFICERS

The Company's current officers are:

     Name                          Age         Position(s) with the Company

     Donald E. Smith ..............48..........Chief Executive Officer, Director
     Mary Livers ..................47..........Chief Operating Officer
     Randall J.  Wood .............43..........Corporate Secretary and Counsel
     Tiffany Smith ................33..........Vice President of  Corporate
                                                  Communications, Asst. Corp.
                                                  Secretary
     Lloyd Lovely  ................51..........Vice President of Finance
     Eric Gray ....................44..........Vice President and Counsel
     Joliette Mousso ..............33..........Vice President
     Marvin Wiebener ..............57..........Vice President

Officers of the Company -

     The following is a brief description of the business experience during the past five years of each of the above-name officers who are not Directors or Director nominees:

     Mary L. Livers joined Avalon in 2000 and serves as the Chief Operating Officer of the Company. Mary L. Livers has more than 22 years of correctional management expertise. Her wide-ranging responsibilities include supervision of 1700 beds and 500 staff, site development and fiscal management. Ms. Livers is responsible for all correctional operations including contract negotiations and compliance; start up of new corrections projects, human resources, employee staff training programs and extensive quality assurance oversight. Ms. Livers works with the Oklahoma Department of Corrections, Texas Department of Criminal Justice, and Colorado Department of Corrections with innovative approaches to management systems.

     Randall J. Wood joined Avalon in 1995 and serves as Corporate Secretary, Vice President and Corporate Counsel for the Company. Prior to joining the Company in 1995, Mr. Wood's practice was focused primarily in the field of real property and commercial litigation. Mr. Wood practiced with the firm of Stack & Barnes, P.C. for ten years, and was with the firm of Hammons, Vaught & Conner prior to joining the Company. Mr. Wood is a member of the Oklahoma Bar Association and is authorized to practice in Oklahoma Federal Courts and the Tenth Circuit Court of Appeals. Mr. Wood is responsible for the duties of the Corporate Secretary, management of legal matters, and compliance with government regulations for the Company and subsidiaries. Mr. Wood received his law degree from the University of Oklahoma in 1983.

     Tiffany Smith joined the Company in 1994. Ms. Smith serves as Vice President of Corporate Communications and assistant Corporate Secretary for the Company. She has developed Avalon's public relations, communications and marketing department. She designs, writes and produces all marketing material on Avalon including Avalon's proposals in response to requests for proposals, Avalon's web site, investor packages, brochures, press releases, articles and investor presentations. Ms. Smith also reviews and participates in preparing all of the companies SEC filings including the annual and quarterly reports, and the private placement memorandum, contract proposals, and marketing plans. She has established a community corrections provider database to target acquisitions for company growth. Ms. Smith is the primary contact for the Company's shareholders and investors. Ms. Smith is the spouse of Donald Smith, Chief Executive Officer.

     Lloyd Lovely joined the Company as Vice President of Finance in March 2000. Mr. Lovely is a Certified Public Accountant and is primarily responsible for financial reporting and corporate administration for the Company. Prior to joining the company Mr. Lovely was Business Manager at the OU Health Sciences Center, Department of Dermatology. Mr. Lovely was a Controller at Professional Home Care, Inc. from 1995 to 1999 and a Controller at Lyntone Belts from 1984 to 1995. From 1977 to 1984 Mr. Lovely was Senior Director of General Accounting at T.G. & Y. Stores Co., Inc. Mr. Lovely holds a Bachelor of Science Degree in Accounting and a Masters Degree in Business Administration from Central State University.

     Eric Gray joined the Company as Corporate Counsel in June 1999. Mr. Gray serves as Vice President and Corporate Counsel for the Company and is responsible for various administrative functions. Mr. Gray's responsibilities include pending litigation matters, contract review and State Law compliance issues. Mr. Gray is also responsible for special projects, as well as issues concerning the school contract for the Union City Juvenile Center. Mr. Gray received a Bachelor's Degree in Political Science and Philosophy from the University of Pittsburgh in 1978 and the Degree of Juris Doctor with Distinction from Oklahoma City University in 1981.

     Jolie Mousso joined Avalon in 1992 and serves as Vice President for Colorado Operations. Ms. Mousso has been engaged in the corrections industry for 10 years with special skills in facility operations in community corrections. Her responsibilities have ranged from day to day management including supervision, administration, and quality assurance, formulating policies and procedures, hiring, training and supervising staff. Ms. Mousso has held positions in administration for the Company in Oklahoma and Colorado.

     Marvin  Wiebener  joined  Avalon  in 2001  and  serves  as  Executive  Vice
President. Mr. Wiebener has over 25 years experience in the field of corrections. Mr. Wiebener's area of expertise is in operating medium and maximum secure juvenile and youthful offender programs. His career began in 1968 while employed as a house parent in an institution for delinquent youth. He rose through the ranks achieving administrative positions within the Oklahoma Office of Juvenile Affairs. He served as superintendent of two of Oklahoma's institutions that provided custody and treatment to incarcerated youth.

Information with Respect to Standing Committees of the Board and Meetings

     Four meetings of the Board of Directors were held during the last fiscal year, which were attended by all of the Directors. Attendance fees of $500.00 per meeting were paid to Messrs. McDonald and Cooley in connection with said meetings. The Board also took action by unanimous written consents in lieu of meetings on one occasion. Board members do not receive directors fees for serving in such capacities, and board members also serving as officers do not receive attendance fees for attendance at meetings.

     The Company does not utilize a compensation or nominating committee. However, the Board has appointed an audit committee consisting of Messrs. Smith, McDonald and Cooley. Two of the members of the audit committee are outside board members. The audit committee met three times during 2000. The Audit Committee is responsible for the review and oversight of the Company's performance with respect to its financial responsibilities and the integrity of the Company's accounting and reporting practices.

Audit Committee Report

     The Audit Committee assists the Board of Directors in its oversight of the Company's systems of internal control, the Company's preparation of its consolidated financial statements, the activities of the Company's internal auditing functions, the conduct of the annual audit of the Company and the relationship between the Company and its independent accountants. The Board of Directors of the Company, in its business judgment, in May 2000 determined that a majority of the members of the Committee are "independent," as required by the applicable listing standards of the NASDAQ. The Board of Directors (with the assistance of the Committee) has the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement). The Audit Committee operates pursuant to a Charter adopted by the Board on May 24, 2000, a copy of which is attached to this Proxy Statement as Appendix A.

     Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper annual audits and quarterly reviews of the Company's financial statements. The independent accountants express an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States of America and also provide a review report regarding the Company's interim financial statements. In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has considered whether the provision of all non-audit services by the independent accountants to the Company is compatible with maintaining the independent accountants' independence and has discussed with them their independence.

     Based upon the reports, review and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Committee, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

The Audit Committee
Robert O. McDonald, Chairman
Donald E. Smith

                          Executive Compensation

     The following table sets forth the compensation paid or accrued during each of the years in the three years ended December 31, 2000, to the Company's Chief Executive Officer, Donald E. Smith and the Company's President, Jerry
Sunderland:


                        Summary Compensation Table
 .
               Annual Compensation  Long Term Compensation
Name and             Year   Salary    Other Annual  Securities  All Other
Principal Position                    Compensation  Underlying  Compensation (1)
                                                   Options/SAR
                                                   Awards ( #)
Donald E. Smith,     2000   $60,000   $1,309            35,000  $225
Chief Executive      1999   $60,000   $1,309 (2)        66,530
Officer              1998   $60,000   $151               9,370

Jerry Sunderland     2000   $135,000  $252 (3)          35,000  $506
President            1999   $135,000  $252              42,790
                     1998   $105,865  $260               9,370


     1. Company matching of 401(k) contributions. The Company also has a Retirement Compensation Plan with its CEO.
     2. Use of an automobile.
     3. Company paid life insurance.

Employment Agreements

     Employment Contracts. The Company has entered into a written employment agreement with its Chief Executive Officer, Donald E. Smith. The contract was initially for a three-year term and commenced in August, 1997, providing for a first-year salary of $60,000 (subject to certain conditions) and subsequent-year salaries to be determined by the Board of Directors of the Company. In September of 1998, the Board of Directors authorized the amendment of the employment agreement of Donald E. Smith to allow for an annual base salary of $85,000. However, Donald E. Smith has not taken this increase pursuant to a previous commitment regarding the sale of certain assets related to discontinued operations. During the past year the Board of Directors extended the term of the employment contract for an additional one year period. In 1998, the Company initiated a retirement plan in which Donald E. Smith will participate. The unfunded accrual for this Plan is $211,427. The employment agreement also contains a provision for severance pay and disability payments, as well as a non-compete agreement preventing him from engaging in a business deemed similar to that of the Company for a period of one year from the cessation of his employment. The Company's other officers and directors are employed by the Company pursuant to verbal agreements.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The attention of the shareholders is directed to Financial Statement Note 8 on pages 22 and 23 and Financial Statement Note 14 on page 28 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 (copies of which were mailed together with the Proxy Statements), describing in detail certain relationships and transactions involving the Company and certain officers and directors of the Company. Such matters pertain to the execution of employment agreements as described hereinabove, guarantee the Company's financial obligations, and other related party transactions.

                            SECTION 16A FILINGS

     Messrs. Smith, Cooley and McDonald as well as RSTW Partners III are required to file pursuant to 16(a) of the Securities and Exchange Act of 1934, a statement of any changes in ownership of the Company's securities within 10 days after the end of any month in which a transaction took place and an annual statement of ownership of the Company's securities within 45 days after the end of the Company's fiscal year. All required filings for the annual statement of ownership on Form 5 with the Securities and Exchange Commission were made in 2001.

                          PROPOSAL TO RATIFY THE
                          ENGAGEMENT OF AUDITORS
                              (Proposal Two)

     The Company's Board of Directors has selected Grant Thornton, LLP, as the Company's independent public accountants and auditors for the fiscal year ending December 31, 2001 and will ask the Shareholders to ratify that selection at the Annual Meeting. Grant Thornton LLP, served as the Company's independent certified accountants and auditors for the fiscal years ended December 31, 1996, 1997, 1998 and 1999. A representative of Grant Thornton, LLP, is expected to attend the Annual Meeting and will be provided an opportunity to make a statement if desired, and/or to answer appropriate questions from Shareholders, if any. We have been advised by Grant Thornton, LLP that neither the firm nor any member of the firm has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

     Grant Thornton, LLP, billed the Company $40,000 for its audit of the Company's annual financial statements and review of the Company's quarterly financial statements.

     The  Board   recommends  a  vote  FOR  ratification  and  approval  of  the
appointment  of  Grant  Thornton,   LLP  as  the  Company's  independent  public
accountants and auditors for fiscal year ended December 31, 2001.

SHAREHOLDER PROPOSALS

     No Shareholder proposals have been submitted to the Company for consideration at the Annual Meeting. Should a Shareholder wish to present a proposal at the 2002 Annual Meeting of Shareholders, such proposal must be received by the Company at its address shown on this Proxy Statement prior to January 10, 2002. Any proposals received by that date will be reviewed by the Board to determine whether it is a proper proposal to present to the 2002 Annual Meeting.


                               VOTE REQUIRED

     A one-third (1/3) of the Company's shares issued and outstanding as of April 11, 2001 shall constitute a quorum at the Annual Meeting. The affirmative vote of at least a majority of the shares represented at the Annual Meeting is required for all proposals to come before the Meeting. The Company anticipates that all proposals will be approved.

                               OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting, nor has the Board been informed that any other person intends to present any additional matter. However, if any other matters are brought before the Meeting, the proxies served in the enclosed form of proxy will vote in accordance with their judgment on such matters.

          ANNUAL REPORTS AND CONSOLIDATED FINANCIAL STATEMENTS

     Copies of the Company's Annual Report as filed with the Securities and Exchange Commission on Form 10-KSB, including consolidated financial statements for the year ended December 31, 2000, are enclosed together with the Proxy Statement. Additional copies may be obtained, upon payment of the reasonable expenses involved, by writing to the Company at its address set forth in the Proxy Statement.

                                          By Order of the Board of Directors


April 4, 2001                             /s/ Randall J.  Wood
                                          Randall J.  Wood, Secretary


YOUR COOPERATION IN GIVING THIS MATTER YOUR IMMEDIATE
ATTENTION AND RETURNING YOUR PROXY PROMPTLY IS APPRECIATED

                                APPENDIX A


                    Avalon Correctional Services, Inc.

                          Audit Committee Charter


Membership

     The audit committee will be composed of not less than three members of the Board of Directors of Avalon Correctional Services, Inc. They will be selected by the Board, taking into account prior experience in matters to be considered by the committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity.

     The committee's membership will meet the requirements of the audit committee policy of the NASDAQ. Accordingly, a majority of the members will be Directors independent of management and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member.

     When considering relationships that might affect independence, including possible affiliate status, the Board of Directors will give appropriate consideration, in addition to its audit committee policy, to guidelines issued by NASDAQ, which were provided to assist Boards of Directors in observing the spirit of NASDAQ's policy.

Actions of the Committee

The committee's activities will include the following actions:

* Oversight of the financial statements and relations with the Company's independent auditors.

      _ Instruct the independent auditors that the Board of Directors is the client in its capacity as the shareholders' representative.

      _ Expect the independent auditors to meet with the Board of Directors at least annually so the Board has a basis on which to recommend the independent auditors' appointment to the shareholders or to ratify its selection of the independent auditors.

     __ Expect financial management and the independent auditors to analyze significant financial report issues and practices on a timely basis.

     __ Expect pre-filing review of the Company's Quarterly Financial Statements filed on Form 10-Q or 10-QSB by the independent auditors.

     __ Expect financial management and the independent auditors to discuss with the audit committee:

            * qualitative judgments about whether current or proposed accounting principles and disclosures are appropriate, not just acceptable.

            * aggressiveness or conservatism of accounting principles and financial estimates.

     __     Expect the independent auditors to provide the audit committee with:

            * independent judgments about the appropriateness of the company's current or proposed accounting principles and whether current or proposed financial disclosures are clear.

           * views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used.

            * reasons why accounting principles and disclosure practices used for new transactions or events are appropriate.

            * reasons for accepting or questioning significant estimates made by management.

            * views on how selected accounting principals and disclosure practices affect shareholder and public attitudes about the company.

* Preparation of Audit Committee Report on an annual basis, which includes the following information:

     __ confirmation that the audit committee has reviewed and discussed the audited financial statements with management.

     __ confirmation that the audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61.

     __ confirmation that the audit committee has received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1, and has discussed with the auditors the auditors' independence.
     __ confirmation that the audit committee, based upon the review and discussions with the independent auditors, has recommended to the Board of Directors that the financial statements be included in the Company's annual report on Form 10-K or 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission.

* Actions taken on the Board's behalf that require Board notification but not Board approval:

     __ Review and approve the scope of the company's audit and that of its subsidiaries as recommended by the independent auditors and the Chief Executive Officer.

     __ Answer questions raised by shareholders during an annual shareholders' meeting on matters relating to the committee's activities if asked to do so by the Board of Directors' chairperson.

     __ Ask the president to have the internal audit staff study a particular area of interest or concern to the audit committee.

* Matters requiring the committee's review and study before making a recommendation for the Board of Directors' action:

    __     Appointment of the independent auditors.

    __     Implementation of major accounting policy changes.

    __     SEC registration statements to be signed by the Board of Directors.

    __ The auditor' reports and financial statements prior to publication in the annual report.

* Matters requiring the committee's review and study before providing summary information to the Board of Directors:

     __ Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities and Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA), or by comparable bodies outside the U.S.

     __ The independent auditors' assessment of the strengths and weaknesses of the company's financial staff, systems, controls and other factors that might be relevant to the integrity of the financial statements

     __     Quarterly financial statement review before publication.

     __     Administration of the company's "conflict of interest" policy.

     __ The performance of management and operating personnel under the company's code of ethics.

     __ Assist in the review of periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of NASDAQ.

     AUDIT COMMITTEE CHARTER APPROVED AND ADOPTED THIS   24th  DAY
OF MAY, 2000.




                                          DIRECTORS:

                                          s/ Donald E. Smith
                                          Donald E. Smith

                                          s/ Jerry M. Sunderland
                                          Jerry M. Sunderland

                                          s/ Robert O. McDonald
                                          Robert O. McDonald

                                          s/ Mark S. Cooley
                                          Mark S. Cooley

                                          s/ James P. Wilson
                                          James P. Wilson

                    AVALON CORRECTIONAL SERVICES, INC.
         This proxy is Solicited on Behalf of the Board of Directors

     Donald E. Smith, Robert O. McDonald, Mark S. Cooley, James P. Wilson, and Charles W. Thomas are and each of them is hereby, appointed and authorized to represent the undersigned at the Annual Meeting of Shareholders of Avalon Correctional Services, Inc., to be held at The Sheraton Four Points Hotel, 6300 East Terminal Drive, Oklahoma City, Oklahoma, at 10:00am local time, and at any adjournments thereof, and to vote the number of shares of common stock that the undersigned would be entitled to vote if personally represented, on all proposals coming before the Meeting, in the manner specified and on any other business that may properly come before the meeting.

                                    Dated:__________________________, 2001
                                    _____________________________________
                                    _____________________________________
                                                 Signature

     This proxy must be exactly as name appears on this Proxy Card. If shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation or other legal entity, please sign full entity name, by duly authorized officer. If a partnership, please sign in full partnership name, by authorized partner or person.

     This Proxy, when properly executed, will be voted in the manner directed hereon by the shareholder. If no direction is made, this Proxy will be voted FOR the election of all nominees as directed and FOR all other proposals outlined in the Notice of Annual Meeting of Shareholders.

Place an "X" in the space provided below to indicate your vote on each item:

1.  ELECTION OF DIRECTORS:

      NOMINEES: ROBERT O. McDONALD AND CHARLES W. THOMAS TO SERVE A THREE YEAR TERM

      [ ]   VOTE FOR THE ELECTION OF NOMINEES UNLESS OTHERWISE
            INSTRUCTED BELOW

            (Instruction: to withhold authority to vote for an individual nominee write that nominee's name in the space provided below.)


      [ ] VOTE WITHHELD FOR NOMINEE(S):

                 ----------------------------------------------

2.    APPROVAL OF APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT
      AUDITORS.

            [ ]    FOR            [ ]  AGAINST           [ ]  ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

            [ ]    FOR            [ ]  AGAINST           [ ]  ABSTAIN


Please sign and date this proxy Card on the reverse side and return promptly using the enclosed postage paid envelope.